EXHIBIT 10.1

SUBSCRIPTION AGREEMENT

NeoStem, Inc.
420 Lexington Avenue
Suite 450
New York, New York 10170
Attention: Chief Executive Officer

Ladies and Gentlemen:

The undersigned investor (the “Investor”), under the following terms and conditions, offers to subscribe (the “Offer”) for the securities of NeoStem, Inc., a Delaware corporation (the “Company” or “NeoStem”). The Company is issuing units (the “Units”) at a per Unit price of $1.25 with each Unit consisting of (a) one share (the “Common Shares”) of common stock, $.001 par value (the “Common Stock”) and (b) one accompanying warrant (each, a “Warrant” and together the “Warrants”) for the purchase of one share of the Common Stock at an exercise price equal to $1.75, subject to adjustment, expiring five years from the date of issuance (the shares of the Common Stock issuable under the Warrants are referred to as the “Warrant Shares”). The form of the Warrants is attached hereto as Exhibit A. The Company is offering 1,000,000 Units (the “Offering”).

The Investor understands that the Units are being issued pursuant to one or more exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), in a Offering pursuant to an exemption from registration under Regulation S promulgated under the Act (“Regulation S”). As such, the Common Stock, the Warrants and the Warrant Shares each are “restricted securities” and may not be sold or transferred absent a registration statement declared effective under the Act or an exemption from the registration requirements of the Act.

1. Subscription.

The closing (the “Closing”) of the transactions hereunder shall take place at the offices of the Company or at such other location as the Company may determine after the receipt by the Company of subscriptions for Units from the Investor and after it has been determined that all conditions in this Subscription Agreement have been met. At the Closing, funds equal to the Subscription Amount of the Investor shall be delivered to the Company and the Company shall promptly thereafter deliver to the Investor his, her or its respective Shares and Warrants as provided herein.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement and the Company’s due execution of this Subscription Agreement, the Investor hereby offers to subscribe for Units as set forth in the Investor Signature Page attached hereto and contemporaneously herewith makes payment for the purchase of the Units by wire transfer or bank check.

2. Conditions.

The Offer is made subject to the following conditions: (i) that the Company, acting in good faith, shall have the right to accept or reject the Offer, in whole or in part, for any reason; (ii) that the Investor agrees to comply with the terms of this Subscription Agreement; and (iii) the American Stock Exchange shall have approved this offering.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement by the Company. In the event the Company does not accept the Offer, any and all proceeds for the purchase of the Units by the Investor shall be returned to the Investor.

3. Representations, Warranties and Covenants of the Investor.

The Investor, in order to induce the Company to accept this Offer, hereby warrants, represents and covenants as follows:

(a) Organization; Authority. The Investor, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Subscription Agreement and otherwise to carry out its obligations hereunder. The purchase by the Investor of the Units hereunder has been duly authorized by all necessary action on the part of the Investor. This Subscription Agreement has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(b) Investor Representation. The Investor understands that the Units, Common Shares, Warrants and Warrant Shares (collectively, the “Securities”), are each “restricted securities” and have not been registered under the Securities Act or qualified under any applicable state securities law by reason of their issuance in a transaction that does not require registration or qualification (based in part on the accuracy of the representations and warranties of the Investor contained herein), and that such securities must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration. The Investor hereby agrees that the Company may insert the following or similar legend on the face of the certificates evidencing the Securities if required in compliance with federal and state securities laws:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISTRIBUTED, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES, ITS TERRITORIES, POSSESSIONS, OR AREAS SUBJECT TO ITS JURISDICTION, OR TO OR FOR THE ACCOUNT OR BENEFIT OF A "U.S. PERSON" AS THAT TERM IS DEFINED IN RULE 902 OR REGULATION S OF THE ACT, AT ANY TIME PRIOR TO ONE (1) YEAR AFTER THE ISSUANCE OF THIS CERTIFICATE, IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE ACT, OR (ii) AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO A VALID EXEMPTION THEREFROM FROM UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT. ANY SALES, TRANSFERS OR OTHER DISTRIBUTIONS OF THE SECURITIES MUST BE MADE IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S OF THE ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, TRANSFER OR OTHER DISTRIBUTION OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE."

The Investor understands and acknowledges that the U.S. Securities and Exchange Commission (the “Commission”) currently takes the position that coverage of short sales of shares of the Common Stock “against the box” prior to the effective date of a registration statement registering the re-sale of the Common Shares and the Warrant Shares is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance. Accordingly, without limiting the restrictions set forth in Section (c) hereof the Investor agrees not to use any of the Common Shares or Warrant Shares to cover any short sales made prior to the effective date of such registration statement.

(c) Regulation S. This Agreement is made by the Company with the Investor in reliance upon the Investor's representations, warranties and covenants made in this Agreement. The Investor is a Non-U.S. Person (as defined herein). As used herein, the term “United States” means and includes the United States of America, its territories and possessions, any State of the United States, and the District of Columbia, and the term “Non-U.S. Person” means any person who is not a U.S. Person, within the meaning of Regulation S, the definition of which is set forth on Schedule A attached hereto, or is deemed not to be a U.S. Person pursuant to Rule 902(k)(2) of Regulation S, as set forth on Schedule B attached hereto.

(1) The Investor has been advised and acknowledges that:

(1)	the Securities have not been, and when issued, will not be registered pursuant to the Securities Act, the securities laws of any state of the United States or the securities laws of any other country;

(2)	in issuing and selling the Securities to the Investor pursuant hereto, the Company is relying upon the “safe harbor” provided by Regulation S;

(3)
it is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. Person until the expiration of a period of one year following the Closing (the “Restricted Period”); and

(4)
notwithstanding the foregoing, prior to the expiration of the Restricted Period the Securities may be offered or sold by the holder thereof if such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the sale is made pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person.

(ii) The Investor agrees that with respect to the Securities until the expiration of the Restricted Period:

(1)
the Investor, its agents or its representatives have not and will not solicit offers to buy, offer for sale or sell any of the Securities, or any beneficial interest therein in the United States or to or for the account of a U.S. Person during the Restricted Period; and

(2)
notwithstanding the foregoing, prior to the expiration of the Restricted Period the Securities shall not be offered or sold by the holder thereof unless such offer and sale is made in compliance with the terms of this Agreement and either: (A) if the offer or sale is within the United States or to or for the account of a U.S. Person (as such terms are defined in Regulation S), the sale is made pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. Person; and

(3)	the Investor will not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement. The Investor agrees that after the Restricted Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. Person only pursuant to applicable securities laws, including, without limitation, Regulation S.

(iii) The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or other general solicitation or advertisement. The Investor has not engaged, nor is it aware that any party has engaged, and the Investor will not engage or cause any third party to engage, in any :directed selling efforts," as such term is defined in Regulation S, in the United States with respect to the Securities.

(iv) The Investor: (1) is domiciled and has its principal place of business outside the United States; (2) certifies it is not a U.S. Person and is not acquiring the Securities for the account or benefit of any U.S. Person; and (3) at the time of the Closing, the Investor or persons acting on the Investor's behalf in connection therewith will be located outside the United States.

(v) At the time of offering to the Investor and communication of the Investor’s order to purchase the Securities and at the time of the Investor’s execution of this Agreement, the Investor or persons acting on the Investor’s behalf in connection therewith were located outside the United States.

(vi) The Investor is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act).

(vii) The Investor acknowledges that upon exercising the Warrants, the holder shall be required to give: (1) written certification that it is not a U.S. Person and the warrant is not being exercised on behalf of a U.S. Person; or (2) a written opinion of counsel to the effect that the Warrant and the Warrant Shares delivered upon exercise thereof have been registered under the Securities Act or are exempt from registration thereunder. The Investor further acknowledges that procedures set forth in the Warrant have been implemented to ensure that the Warrant may not be exercised within the United States, and that the Warrant Shares may not be delivered within the United States upon exercise, other than in offerings deemed to meet the definition of "offshore transaction pursuant to Rule 902(h) under Regulation S, unless registered under the Act or an exemption from such registration is available.

(viii) The Investor acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Agreement and shall transfer such shares on the books of the Company only to the extent consistent therewith. In particular, the Investor acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration pursuant to the Securities Act or pursuant to an available exemption from registration.

(ix) The Investor hereby represents that the Investor is satisfied as to the full observance of the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Agreement, including (i) the legal requirements within such Investor's jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor’s subscription and payment for, and the Investor's continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(x) The Investor is a resident of a country (an “International Jurisdiction”) other than Canada or the United States and the decision to subscribe for the Securities was taken in such International Jurisdiction.

(xi) The delivery of this Subscription Agreement, the acceptance of it by the Company and the issuance of the Securities to the Investor complies with all laws applicable to the Investor, including the laws of the Investor’s jurisdiction of formation, and all other applicable laws, and will not cause the Company to become subject to, or require it to comply with, any disclosure, prospectus, filing or reporting requirements under any applicable laws of the International Jurisdiction.

(xii) The Investor is knowledgeable of, or has been independently advised as to, the application or jurisdiction of the securities laws of the International Jurisdiction which would apply to the subscription (other than the securities laws of Canada and the United States).

(xiii) The Investor is purchasing the Securities pursuant to exemptions from the prospectus and registration requirements (or their equivalent) under the applicable securities laws of that International Jurisdiction or, if such is not applicable, each is permitted to purchase the Securities under the applicable securities laws of the International Jurisdiction without the need to rely on an exemption.

(xiv) The applicable securities laws do not require the Company to register any of the Securities, file a prospectus or similar document, or make any filings or disclosures or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction.

(xv) The Investor will not sell, transfer or dispose of the Securities except in accordance with all applicable laws, including, without limitation, applicable securities laws of each of International Jurisdiction, Canada and the United States, and the Investor acknowledges that the Company shall have no obligation to register any such purported sale, transfer or disposition which violates applicable, International Jurisdiction, Canadian or United States or other securities laws.

(i) Experience of Investor. The Investor, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(k) Access to Information. The Investor has reviewed and understands the SEC Reports (as that term is defined in Section 4(g)), as well as supplemental information with respect to the Company's warrants provided pursuant to the e-mail sent on August 26, 2008 at 11:51 a.m. (New York Time) from Robin Smith, on behalf of the Company, to, among others, Eric Wei, on behalf of the Investor (the "Supplemental E-mail"), and neither the Company nor any of its representatives have made any other representations or warranties to the Investor with respect to the Company except as contained herein, in the SEC Reports or in the Supplemental E-mail. Specifically, the Investor acknowledges that the SEC Reports disclose that the Company is actively exploring acquisition opportunities and the Investor acknowledges that there can be no assurance that any such acquisition will be consummated. The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he considers appropriate in order to permit him to evaluate the merits and risks of an investment in the Securities. It is understood that all documents, records, and books pertaining to this investment have been made available for inspection by the Investor during reasonable business hours at the Company’s principal place of business. Notwithstanding the foregoing, it is understood that the Investor is purchasing the Securities without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Securities Act and this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

4. Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Investor:

(a) Organization and Qualification. Each of the Company and its subsidiaries (each, a “Subsidiary”) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of this Subscription Agreement, (ii) a material adverse effect on the results of operations, assets, business, prospects or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under this Subscription Agreement (any of (i), (ii), or (iii), a “Material Adverse Effect”) and no Action (defined below) has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering, to issue the Units and, upon due exercise of the Warrants, to duly issue the shares of Common Stock deliverable thereunder. The execution and delivery of this Subscription Agreement and the Units by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery, and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering and issuance of the Units does not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt, or other instrument (evidencing the Company’s or a Subsidiaries’ debt or otherwise) or other understanding to which the Company or either of the Subsidiaries is a party or by which any property or asset of the Company or its Subsidiaries is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority as currently in effect to which the Company or any of the Subsidiaries is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or either of the Subsidiaries is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate have a Material Adverse Effect.

(d) Filings, Consents, and Approvals. Neither the Company nor any of the Subsidiaries is required to obtain any consent, waiver, authorization, or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than: (i) the filing with the Commission of the Registration Statement pursuant to Section 5 and (ii) any applicable Blue Sky filings (collectively, the “Required Approvals”).

(e) Issuance of the Units. The Units, and each component or underlying security, are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights. The Company will reserve from its duly authorized capital stock a number of shares of Common Stock required for issuance of the Warrant Shares.

(f) Capitalization. The number of shares and type of all authorized, issued, and outstanding capital stock of the Company is as set forth in the SEC Reports as of the respective dates set forth therein. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. No further approval or authorization of any stockholder, the Board of Directors of the Company, or others is required for the issuance and sale of the Units and the underlying Warrant Shares. Upon exercise of the Warrants in accordance with their terms, the Warrant Shares issuable thereby will be deemed duly authorized, validly issued, fully paid and non-accessible in all respects.

(g) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has advised the Investor that a copy of each of the SEC Reports (together with all exhibits and schedules thereto and as amended to date) is available at http://www.sec.gov, a website maintained by the Commission where the Investor may view the SEC Reports.

(h) Material Changes. Since the date of the latest audited financial statements included in the SEC Reports, except as specifically disclosed in the SEC Reports or referred to in this Subscription Agreement, (i) there has been no event, occurrence, or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans.

(i) Litigation. There is no action, suit, inquiry, notice of violation, proceeding, or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, the Subsidiaries or any of its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local, or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Units or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

(j) Compliance. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a Material Adverse Effect.

(k) Regulatory Permits. The Company and the Subsidiaries possess the certificates, authorizations, and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct its business as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”).

(l) Title to Assets. Except as set forth in the SEC Reports, the Company and the Subsidiaries have good and marketable title in all real and personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of any liens, encumbrances or other restrictions.

(m)Patents and Trademarks. To the best of the Company’s knowledge, the Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of others.

(n)Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent in the Company’s reasonable discretion. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business.

(o) Private Placement. Assuming the accuracy of the Investor representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Units by the Company to the Investor as contemplated hereby or the exercise of the Warrants.

(p)No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Units by any form of general solicitation or general advertising. The Company has not engaged, nor is it aware that any party has engaged, and the Company will not engage or cause any third party to engage, in any directed selling efforts in the United States with respect to the Securities.

(q)Foreign Corrupt Practices. The Company has not to its knowledge (i) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended

(r)Accountants. The Company’s accountants are set forth in the SEC Reports. To the Company’s knowledge, such accountants, who the Company expects will express their opinion with respect to the financial statements to be included in the Company’s upcoming financial statements, are a registered public accounting firm as required by the Securities Act.

(s)Listing and Maintenance Requirements. The Company’s Common Stock currently is quoted on the American Stock Exchange (“AMEX”).

5. Registration Rights.

The Company grants registration rights to the Investor under the following terms and conditions:

(a) The Company will prepare and file (which may include the preparation and filing of one or more pre-effective amendments to any registration statements that relates to the Company’s securities, which may be currently on file or may be subsequently filed with the Commission), at its own expense, a registration statement under the Securities Act (the “Registration Statement”) with the Commission within one hundred and eighty (180) days of the final closing of the offering for the non-underwritten public offering and resale of the Common Shares and the Warrant Shares (subject to adjustment as set forth in the Warrants) (the “Registrable Securities”) through the facilities of all appropriate securities exchanges, if any, on which the Company’s Common Stock is being sold or on the over-the-counter market if the Company’s Common Stock is quoted thereon. Such registration statement may include securities required to be included by the Company pursuant to registration rights granted by the Company prior to the date of this Subscription Agreement. Notwithstanding anything in this Subscription Agreement to the contrary, if the Commission refuses to declare a Registration Statement filed pursuant to this Subscription Agreement effective as a valid secondary offering under Rule 415 promulgated pursuant to the Securities Act due to the number of securities included in such Registration Statement relative to the outstanding number of shares of the Common Stock, then, without any liability under Section 5(f) or any further obligation to register such excess Registrable Securities, the Company shall be permitted to reduce the number of Registrable Securities included in such Registration Statement to an amount such that the number of securities included in such Registration Statement does not exceed an amount that the Commission allows for the offering thereunder to qualify as a valid secondary offering under Rule 415. In this event, the Investor will have priority with respect to the inclusion of the Common Shares and Warrant Shares vis-à-vis any shareholder investing in the Company after the date of this Subscription Agreement The Company shall not be liable for liquidated damages pursuant to Section 5(f) under this Subscription Agreement or otherwise as to any Registrable Securities which are not permitted by the Commission to be included in a Registration Statement due solely to SEC Guidance from the time that it is determined that securities are not permitted to be registered due to SEC Guidance or as to any delay occasioned by such SEC Guidance solely to the extent it relates to the time needed to reduce the amount of securities included in the Registration Statement.  In such case, the liquidated damages shall be calculated to only apply to the percentage of Registrable Securities which are permitted in accordance with SEC Guidance to be included in such Registration Statement. We are currently unaware of circumstances under which the Commission may refuse to declare a Registration Statement filed pursuant to this Subscription Agreement effective as a valid secondary offering under Rule 415 due to the number of securities included in such Registration Statement relative to the outstanding number of shares of the Common Stock.

“SEC Guidance” means (i) any written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.

(b) The Company will use its reasonable best efforts to cause such Registration Statement to become effective. Subject to Section 5(a), the number of shares designated in the Registration Statement to be registered shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the Commission.

(c) The Company will maintain the Registration Statement or post-effective amendment filed under the terms of this Subscription Agreement effective under the Securities Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to Persons who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, (iii) all Registrable Securities may be sold at any time, without volume or manner of sale limitations pursuant to Rule 144(k) or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, or (iv) one year from the effective date of the Registration Statement (the “Effectiveness Period”).

(d) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement, in making filings with NASD (including, without limitation, pursuant to NASD Rule 2710), and in complying with applicable federal securities laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Investor shall bear any cost of underwriting and/or brokerage discounts, fees, and commissions, if any, applicable to the Registrable Securities being registered and sold by an underwriter for the Investor and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify the Common Shares and Warrant Shares in the State of residence of the Investor. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

(e) Certificates evidencing the Registrable Securities shall not contain any legend: (i) following any sale of Common Shares or Warrant Shares pursuant to Rule 144, or (ii) if such Common Shares or Warrant Shares are eligible for sale under Rule 144(k); or (iii) following any sale of Common Shares or Warrant Shares pursuant to the Registration Statement; provided, however, in connection with the sale or transfer of the Common Shares or Warrant Shares, the Investor hereby agrees to adhere to and abide by all prospectus delivery requirements under the Securities Act and rules and regulations of the Commission and provide the Company with customary documentation, as applicable. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly upon request of the Investor if required by the Company’s transfer agent to effect the removal of the legend hereunder.

(f) In the event that the Registration Statement is not filed as set forth in above, and the Company does not use its reasonable best efforts to respond to any comments of the SEC within twenty (20) business days following receipt thereof, then the Company will issue to the Investor one and one-half percent (1.5%) of the net proceeds received from such Investor in the Offering for no additional cost. Additionally, for every thirty (30) days (or part hereof) that the Company continues to be delayed from filing the Registration Statement with the Commission or continues to fail to use its reasonable best efforts to respond to any comments from the Commission, the Company will issue to the Investor 1.5% (or the pro rata share thereof) of the net proceeds received from the Investor in the Offering for no additional cost. All additional amounts that may be issued as provided herein shall not exceed 8% of the net proceeds received in the Offering. Such amounts shall be as partial compensation for such failure and not as a penalty. The provisions of this paragraph 5(f) shall not apply in the event the Company does not file as set forth above the Registration Statement because the Company does not have available audited financial statements required by the SEC of a company with which the Company has signed a letter of intent to acquire.

(g) The Company will use its reasonable best efforts to prepare and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Registrable Securities under Rule 144 in the event the Registration Statement is unavailable. The Company further covenants that, in the event the Registration Statement is unavailable, it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Person to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

(h)  In the case of each registration effected by the Company pursuant to any section herein, the Company will:

(i) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to a disposition of all securities covered by such registration statement;

(ii) Notify the Investor at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Investor, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing; provided that, for not more than 120 consecutive business days (or a total of not more than 240 calendar days in any 12-month period), the Company may delay the disclosure of material non-public information concerning the Company the public disclosure of which at the time is not, in the good faith opinion of the Company in the best interests of the Company and which may, based on advice of outside counsel, be delayed under applicable law or regulation (an “Allowed Delay”); provided, further, that the Company shall promptly (a) notify the Investor in writing of the existence of (but in no event, without the prior written consent of the Investor, shall the Company disclose to the Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay and (b) advise the Investor in writing to cease all sales under such registration statement until the termination of the Allowed Delay;

(iii) Use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify the Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(iv) If NASD Rule 2710 requires any broker-dealer to make a filing prior to executing a sale of Registrable Securities by the Investor, make an Issuer Filing with the NASD Corporate Financing Department pursuant to NASD Rule 2710 and respond within five business days to any comments received from NASD in connection therewith.

(v) Otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission.

(i) To the extent the Investor includes any Common Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Company will indemnify and hold harmless the Investor, its directors and officers, and each Person, if any, who controls the Investor within the meaning of the Securities Act, from and against, and will reimburse the Investor, its directors and officers and each controlling Person with respect to, any and all loss, damage, liability, cost, and expense to which Investor or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Investor or any such controlling Person in writing specifically for use in the preparation thereof.

(j) To the extent the Investor includes any Common Shares or Warrant Shares in a registration statement pursuant to the terms hereof, the Investor will indemnify and hold harmless the Company, its directors and officers and any controlling Person from and against, and will reimburse the Company, its directors and officers and any controlling Person with respect to, any and all loss, damage, liability, cost, or expense to which the Company, its directors and officers or such controlling Person may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs, or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from the Investor shall be limited to the amount of proceeds received by the Investor from the sale of such shares of the Common Stock.

(k) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability, or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

(l) The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information and executing and returning the Selling Securityholder Notice and Questionnaire attached hereto as Exhibit B, and any other documents requested by the Company that are required to enable the Company to perform its obligations to register the Common Shares and Warrant Shares.

6. Other Agreements of the Company and the Investor.

(a) Acknowledgment of Dilution. The Company and Investor acknowledge that the issuance of the Common Shares and the Warrant Shares will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial.

(b) Exercise Procedures. The form of Notice of Exercise included in the Warrants sets forth the totality of the procedures required of the Investor in order to exercise the Warrants.

(c) Use of Proceeds. The Company shall use the net proceeds from the sale of the Units hereunder for general working capital purposes.

(d) Press Releases. The Company shall issue a press release or file a Current Report on Form 8-K as required disclosing all material terms of the transactions contemplated hereby upon the final closing of the offering and in its reasonable discretion. No description of the Investor or reference to the Investor, other than the identity of the Investor, may be made in any press release or filing without the prior written approval of the Investor.

(e)  Confidentiality. The Investor agrees that he, she or it will keep confidential and will not disclose, divulge or use for any purpose any confidential, proprietary or secret information which the Investor may obtain from the Company pursuant to financial statements, reports and other materials or information submitted by the Company to such Investor pursuant to this Subscription Agreement or otherwise (but not including the SEC Reports) (“Confidential Information”), unless such Confidential Information is known, or until such Confidential Information becomes known, to the public (other than as a result of a breach of this section by such Investor); provided, however, that the Investor may disclose Confidential Information (i) to his, her or its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring his, her or its investment in the Company, or (ii) as may otherwise be required by law, provided that the Investor takes reasonable steps to minimize the extent of any such required disclosure and promptly notifies the Company when it becomes aware of such legal requirement .

7. Miscellaneous.

(a) Termination. The Investor agrees that he shall not cancel, terminate, or revoke this Subscription Agreement or any agreement of the Investor made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the Investor. If the Company elects to cancel this Subscription Agreement, provided that it returns to the Investor, without interest and without deduction, all sums paid by the Investor, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

(b)Entire Agreement. This Subscription Agreement, together with the exhibits hereto, contains the entire understanding of the Company and the Investor with respect to the subject matter hereof.

(c) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be to the Investor at his address set forth on the Investor Signature Page, and to the Company at the addresses set forth in the SEC Reports.

(d) Amendments; Waivers. No provision of this Subscription Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, or in the case of a waiver, by the Company and the individual Investor. No waiver of any default with respect to any provision, condition or requirement of this Subscription Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

(e) Construction. The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(f) Successors and Assigns. This Subscription Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Subscription Agreement or any rights or obligations hereunder without the prior written consent of each Investor in the Offering. The Investor may assign any or all of its rights under this Subscription Agreement to any Person to whom the Investor assigns or transfers any of the Common Shares or Warrant Shares.

(g) No Third-Party Beneficiaries. This Subscription Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(h) Governing Law. All questions concerning the construction, validity, enforcement, and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees, or agents) shall be commenced exclusively in the state and federal courts sitting in the State of Delaware. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of Wilmington, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Subscription Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

(i) Survival. The representations and warranties contained herein shall survive the closing of the transaction hereunder.

(j) Execution. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof. This Subscription Agreement may be executed in two or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

(k) Severability. If any provision of this Subscription Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Subscription Agreement.

(l) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and the Company will be entitled to specific performance under this Subscription Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(m) Fees and Expenses. Except as provided in writing, the parties hereto shall be responsible for their own legal and other expenses, if any, in connection with this transaction.

INVESTOR SIGNATURE PAGE FOR NEOSTEM, INC. SUBSCRIPTION AGREEMENT
Please print or type, Use ink only. (All Parties Must Sign)

The undersigned Investor hereby certifies that he (i) has received and relied solely upon the SEC Reports, this Subscription Agreement and their respective exhibits and schedules, (ii) agrees to all the terms and conditions of this Subscription Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

Dollar Amount of Units Subscribed for: $_______________

If other than individual check one and
Name of Investor (Print)	indicate capacity of signatory under the
signature:
Trust
Name of Joint Investor (if any) (Print)	Estate
Uniform Gifts to Minors Act
State of ________________
Signature of Investor	Attorney-in-fact
Corporation
Other
Signature of Joint Investor (if any)
If Joint Ownership, Check one:
Joint Tenants with Right of
Capacity of Signatory (if applicable)	Survivorship
Tenants in Common
Tenants by the Entirety
Social Security or Taxpayer Identification Number	Community Property

Investor Address:	Backup Withholding Statement:
Please check this box only if the
investor is subject to backup
Street Address	withholding

Foreign Person:
City State Zip Code	Please check this box only if the
investor is a nonresident alien, foreign
Telephone: ( )	foreign partnership, foreign trust,
corporation, or foreign estate

Fax: ( )	Country ____________________
Passport # __________________
ID # _______________________
E-mail:	ID Type ____________________

Address for Delivery of Units (if different from above):

City State Zip Code

THE SUBSCRIPTION FOR UNITS OF NEOSTEM, INC. BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS ________ DAY OF ____________, 2008.

NEOSTEM, INC.

By:
Name:	Robin L. Smith
Title:	Chairman and CEO

Schedule A

U.S. Person

A "U.S. person" means:

i.	Any natural person resident in the United States;

ii.	Any partnership or corporation organized or incorporated under the laws of the United States;

iii.	Any estate of which any executor or administrator is a U.S. person;

iv.	Any trust of which any trustee is a U.S. person;

v.	Any agency or branch of a foreign entity located in the United States;

vi.	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

vii.	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

viii.	Any partnership or corporation if:

A.	Organized or incorporated under the laws of any foreign jurisdiction; and

B.
Formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a)) who are not natural persons, estates or trusts.

Schedule B

Non-U.S. Person

The following are not "U.S. persons":

i.
Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States;

ii.	Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if:

A.	An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and

B.	The estate is governed by foreign law;

iii.
Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person;

iv.	An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country;

v.	Any agency or branch of a U.S. person located outside the United States if:

A.	The agency or branch operates for valid business reasons; and

B.	The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and

vi.
The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.